LOAN NUMBER	LOAN NAME	ACCT. NUMBER	NOTE DATE	INITIALS
	WidePoint Corporation		01/02/08
NOTE AMOUNT	INDEX (w/Margin)	RATE	MATURITY DATE	LOAN PURPOSE
$2,000,000.00	Not Applicable	7.500%	01/01/12	Commercial
Creditor Use Only

PROMISSORY NOTE
(Commercial —Single Advance — Fixed Rate)

DATE AND PARTIES. The date of this Promissory Note (Note) is January 2, 2008. The parties and their addresses are:

LENDER:

CARDINAL BANK 8270 Greensboro Drive Suite 500 McLean, Virginia 22102 Telephone: (703) 584-3430

BORROWER:

WIDEPOINT CORPORATION a Delaware Corporation One Lincoln Centre 18W140 Butterfield Road, Suite 1100 Oakbrook Terrace, Illinois 60181

WIDEPOINT IL, INC. an Illinois Corporation One Lincoln Centre 18W140 Butterfield Road, Suite 1100 Oakbrook Terrace, Illinois 60181

WP NBIL, INC. an Illinois Corporation One Lincoln Centre 18W140 Butterfield Road, Suite 1100 Oakbrook Terrace, Illinois 60181

CHESAPEAKE GOVERNMENT TECHNOLOGIES, INC. a Delaware Corporation One Lincoln Centre 18W140 Butterfield Road, Suite 1100 Oakbrook Terrace, Illinois 60181

OPERATIONAL RESEARCH CONSULTANTS, INC. a Virginia Corporation 11250 Waples Mills, South Tower Suite 250 Fairfax, Virginia 22030

ISYS, LLC a Virginia Limited Liability Company One Lincoln Center 18W140 Butterfield Road, Suite 1100 Oakbrook Terrace, Illinois 60181

WidePoint Corporation
Virginia Promissory Note		Initials
_____
VA/4HancockD00725200004266026122707N	-1996 Bankers Systems, Inc., St. Cloud, MN C	Page 1

CONFESSION OF JUDGMENT. I appoint and authorize Neil I. Title and Julian Karpoff, either of whom may act alone, 1840 Wilson Boulevard, #205, Arlington, VA 22201, attorneys in fact, to appear in the office of Arlington County Circuit Court, Virginia, to confess judgment against me, in favor of you, if I default on this agreement. The confession of judgment may be without process and ONLY for any amount of PRINCIPAL and INTEREST due on this Note. However, it being understood that the confession of judgement shall only be effective in such event that Borrower would be in default under this agreement, the Commercial Loan Agreement, or any other agreement related to or securing the indebtedness evidenced herein; and it being further understood that said default would be subject to written notification by Lender to Borrower, and further subject to any response period specified and allowed by Lender within said notification.

In this notice, “you” means the Borrower. IMPORTANT NOTICE: THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

1. DEFINITIONS. As used in this Note, the terms have the following meanings:

A. Pronouns. The pronouns “I,” “me,” and “my” refer to each Borrower signing this Note, individually and together with their heirs, successors and assigns, and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this Note. “You” and “Your” refer to the Lender, with its participants or syndicators, successors and assigns, or any person or company that acquires an interest in the Loan.

B. Note. Note refers to this document, and any extensions, renewals, modifications and substitutions of this Note.

C. Loan. Loan refers to this transaction generally, including obligations and duties arising from the terms of all documents prepared or submitted for this transaction such as applications, security agreements, disclosures or notes, and this Note.

D. Property. Property is any property, real, personal or intangible, that secures my performance of the obligations of this Loan.

E. Percent. Rates and rate change limitations are expressed as annualized percentages.

2. PROMISE TO PAY. For value received, I promise to pay you or your order, at your address, or at such other location as you may designate, the principal sum of $2,000,000.00 (Principal) plus interest from January 2, 2008 on the unpaid Principal balance until this Note matures or this obligation is accelerated.

3. INTEREST. Interest will accrue on the unpaid Principal balance of this Note at the rate of 7.500 percent (Interest Rate).

A. Interest After Default. If you declare a default under the terms of this Loan, including for failure to pay in full at maturity, you may increase the Interest Rate otherwise payable as described in this section. In such event, interest will accrue on the unpaid Principal balance of this Note at a rate equal to the rate in effect prior to default, plus 2.000 percent, until paid in full.

B. Maximum Interest Amount. Any amount assessed or collected as interest under the terms of this Note or obligation will be limited to the Maximum Lawful Amount of interest allowed by state or federal law. Amounts collected in excess of the Maximum Lawful Amount will be applied first to the unpaid Principal balance. Any remainder will be refunded to me.

C. Statutory Authority. The amount assessed or collected on this Note is authorized by the Virginia usury laws under Va. Code §§ 6.1-330.49 et. seq.

D. Accrual. During the scheduled term of this Loan interest accrues using an Actual/360 days counting method.

4. ADDITIONAL CHARGES. As additional consideration, I agree to pay, or have paid, the fees and charges listed on the APPENDIX: FEES AND CHARGES, which is attached to and made part of this Note. I understand and agree that some payments to third parties as part of this transaction may also involve money retained by you or paid back to you as commissions or other remuneration.

5. REMEDIAL CHARGES. In addition to interest or other finance charges, I agree that I will pay these additional fees based on my method and pattern of payment. Additional remedial charges may be described elsewhere in this Note.

A. Late Charge. If a payment is more than 10 days late, I will be charged 5.000 percent of the Unpaid Portion of Payment. I will pay this late charge promptly but only once for each late payment.

B. Returned Check Charge. I agree to pay a fee not to exceed $32.00 for each check, negotiable order of withdrawal or draft I issue in connection with this Loan that is returned because it has been dishonored.

C. Stop Payment. A(n) Stop Payment equal to $30.00.

WidePoint Corporation
Virginia Promissory Note		Initials
_____
VA/4HancockD00725200004266026122707N	-1996 Bankers Systems, Inc., St. Cloud, MN C	Page 2

6. GOVERNING AGREEMENT. This Note is further governed by the Commercial Loan Agreement executed between you and me as part of this Loan, as modified, amended or supplemented. Upon execution of this Note, I represent that I have reviewed and am in compliance with the terms contained in the Commercial Loan Agreement.

7. PURCHASE MONEY LOAN. You may include the name of the seller on the check or draft for this Note.

8. PAYMENT. I agree to pay this Note in 48 payments. I will make 47 payments of $48,446.84 beginning on February 1, 2008, and on the 1st day of each month thereafter. A single, final payment of the entire unpaid balance of Principal and interest will be due on January 1, 2012.

Payments will be rounded to the nearest $.01. With the final payment I also agree to pay any additional fees or charges owing and the amount of any advances you have made to others on my behalf. Payments scheduled to be paid on the 29th, 30th or 31st day of a month that contains no such day will, instead, be made on the last day of such month.

Each payment I make on this Note will be applied first to interest that is due then to principal that is due, and finally to any charges that I owe other than principal and interest. If you and I agree to a different application of payments, we will describe our agreement on this Note. The actual amount of my final payment will depend on my payment record.

9. PREPAYMENT. I may prepay this Loan in full or in part at any time except as follows: There will be a prepayment penalty of 1.0 percent of the any balance prepaid during the first year of the Note, and there will be a prepayment penalty of 0.50 percent during the 2nd year of the Note. Any partial prepayment will not excuse any later scheduled payments until I pay in full.

10. LOAN PURPOSE. The purpose of this Loan is for acquisition of iSYS, LLC.

11. SECURITY. This Loan is secured by separate security instruments prepared together with this Note as follows:

Document Name	Parties to Document
Security Agreement - WidePoint Corporation,	WidePoint Corporation, Widepoint IL, Inc., WP NBIL, Inc., Chesapeake Government
Widepoint IL, Inc., WP NBIL, Inc., Chesapeake	Technologies, Inc., Operational Research Consultants, Inc., iSYS, LLC
Government Technologies, Inc., Operational
Research Consultants, Inc., iSYS, LLC
Security Agreement - WidePoint Corporation,	WidePoint Corporation, Widepoint IL, Inc., WP NBIL, Inc., Chesapeake Government
Widepoint IL, Inc., WP NBIL, Inc., Chesapeake	Technologies, Inc., Operational Research Consultants, Inc., iSYS, LLC
Government Technologies, Inc., Operational
Research Consultants, Inc., iSYS, LLC

12. ASSUMPTIONS. Someone buying the Property cannot assume the obligation. Except as otherwise approved in writing by the Lender in advance, you may declare the entire balance of the Note to be immediately due and payable upon the creation of, or contract for the creation of, any lien, encumbrance, or transfer of the Property. However, I may sell or similarly dispose of any Property that is inventory.

13. WAIVERS AND CONSENT. To the extent not prohibited by law, I waive protest, presentment for payment, demand, notice of acceleration, notice of intent to accelerate and notice of dishonor.

A. Additional Waivers By Borrower. In addition, I, and any party to this Note and Loan, to the extent permitted by law, consent to certain actions you may take, and generally waive defenses that may be available based on these actions or based on the status of a party to this Note.

(1) You may renew or extend payments on this Note, regardless of the number of such renewals or extensions.

(2) You may release any Borrower, endorser, guarantor, surety, accommodation maker or any other co-signer.

(3) You may release, substitute or impair any Property securing this Note.

(4) You, or any institution participating in this Note, may invoke your right of set-off.

(5) You may enter into any sales, repurchases or participations of this Note to any person in any amounts and I waive notice of such sales, repurchases or participations.

(6) I agree that any of us signing this Note as a Borrower is authorized to modify the terms of this Note or any instrument securing, guarantying or relating to this Note.

B. No Waiver By Lender. Your course of dealing, or your forbearance from, or delay in, the exercise of any of your rights, remedies, privileges or right to insist upon my strict performance of any provisions contained in this Note, or other Loan documents, shall not be construed as a waiver by you, unless any such waiver is in writing and is signed by you.

WidePoint Corporation
Virginia Promissory Note		Initials
_____
VA/4HancockD00725200004266026122707N	-1996 Bankers Systems, Inc., St. Cloud, MN C	Page 3

14. APPLICABLE LAW. This Note is governed by the laws of Virginia, the United States of America and to the extent required, by the laws of the jurisdiction where the Property is located. In the event of a dispute, the exclusive forum, venue and place of jurisdiction will be in Virginia, unless otherwise required by law.

15. JOINT AND INDIVIDUAL LIABILITY AND SUCCESSORS. My obligation to pay this Loan is independent of the obligation of any other person who has also agreed to pay it. You may sue me alone, or anyone else who is obligated on this Loan, or any number of us together, to collect this Loan. Extending this Loan or new obligations under this Loan, will not affect my duty under this Loan and I will still be obligated to pay this Loan. The duties and benefits of this Loan will bind and benefit the successors and assigns of you and me.

16. AMENDMENT, INTEGRATION AND SEVERABILITY. This Note may not be amended or modified by oral agreement. No amendment or modification of this Note is effective unless made in writing and executed by you and me. This Note is the complete and final expression of the agreement. If any provision of this Note is unenforceable, then the unenforceable provision will be severed and the remaining provisions will still be enforceable.

17. INTERPRETATION. Whenever used, the singular includes the plural and the plural includes the singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Note.

18. NOTICE, FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. Unless otherwise required by law, any notice will be given by delivering it or mailing it by first class mail to the appropriate party’s address listed in the DATE AND PARTIES section, or to any other address designated in writing. Notice to one party will be deemed to be notice to all parties. I will inform you in writing of any change in my name, address or other application information. I agree to sign, deliver, and file any additional documents or certifications that you may consider necessary to perfect, continue, and preserve my obligations under this Loan and to confirm your lien status on any Property. Time is of the essence.

19. CREDIT INFORMATION. I agree to supply you with whatever information you reasonably request. You will make requests for this information without undue frequency, and will give me reasonable time in which to supply the information.

20. ERRORS AND OMISSIONS. I agree, if requested by you, to fully cooperate in the correction, if necessary, in the reasonable discretion of you of any and all loan closing documents so that all documents accurately describe the loan between you and me. I agree to assume all costs including by way of illustration and not limitation, actual expenses, legal fees and marketing losses for failing to reasonably comply with your requests within thirty (30) days.

21. SIGNATURES. By signing under seal, I agree to the terms contained in this Note. I also acknowledge receipt of a copy of this Note.

BORROWER SIGNATURES

WidePoint Corporation

By_________________________________ (Seal)
    James T. McCubbin, Vice President

ACKNOWLEDGMENT (REQUIRED FOR CONFESSION OF JUDGMENT):
(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by Authorized Signer — of WidePoint Corporation a Delaware corporation, on behalf of the corporation.

Notary Public: __________________________

Registration Number: _________________     My Commission Expires: ________________

WidePoint Corporation
Virginia Promissory Note		Initials
_____
VA/4HancockD00725200004266026122707N	-1996 Bankers Systems, Inc., St. Cloud, MN C	Page 4

BORROWER SIGNATURES (continued)

Widepoint IL, Inc.

By_________________________________ (Seal)
    James T. McCubbin, Vice President

ACKNOWLEDGMENT (REQUIRED FOR CONFESSION OF JUDGMENT):
(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by Authorized Signer — of Widepoint IL, Inc. an Illinois corporation, on behalf of the corporation.

Notary Public: __________________________

Registration Number: _________________     My Commission Expires: ________________

WP NBIL, Inc.

By_________________________________ (Seal)
    James T. McCubbin, Vice President

ACKNOWLEDGMENT (REQUIRED FOR CONFESSION OF JUDGMENT):
(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by Authorized Signer — of WP NBIL, Inc. an Illinois corporation, on behalf of the corporation.

Notary Public: __________________________

Registration Number: _________________     My Commission Expires: ________________

Chesapeake Government Technologies, Inc.

By_________________________________ (Seal)
    James T. McCubbin, Vice President

ACKNOWLEDGMENT (REQUIRED FOR CONFESSION OF JUDGMENT):
(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by Authorized Signer — of Chesapeake Government Technologies, Inc. a Delaware corporation, on behalf of the corporation.

Notary Public: __________________________      Registration Number: _________________

My Commission Expires: ________________

WidePoint Corporation
Virginia Promissory Note		Initials
_____
VA/4HancockD00725200004266026122707N	-1996 Bankers Systems, Inc., St. Cloud, MN C	Page 5

BORROWER SIGNATURES (continued)

Operational Research Consultants, Inc.

By_________________________________ (Seal)
    James T. McCubbin, Vice President

ACKNOWLEDGMENT (REQUIRED FOR CONFESSION OF JUDGMENT):
(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by Authorized Signer — of Operational Research Consultants, Inc. a Virginia corporation, on behalf of the corporation.

Notary Public: __________________________      Registration Number: _________________

My Commission Expires: ________________

iSYS, LLC

By_________________________________ (Seal)
    James T. McCubbin, Vice President

ACKNOWLEDGMENT (REQUIRED FOR CONFESSION OF JUDGMENT):
(Business or Entity)

COMMONWEALTH OF ________________, COUNTY (OR CITY) OF ________________ ss.

This instrument was acknowledged before me this _____________ day of ____________________, _____________ by Authorized Signer — of iSYS, LLC a Limited Liability Company on behalf of the Limited Liability Company.

Notary Public: __________________________      Registration Number: _________________

My Commission Expires: ________________

back to you as commissions or other remuneration.

WidePoint Corporation
Virginia Promissory Note		Initials
_____
VA/4HancockD00725200004266026122707N	-1996 Bankers Systems, Inc., St. Cloud, MN C	Page 6